SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 12, 2004

                               PHARMOS CORPORATION
             (Exact name of Registrant as Specified in its Charter)

           Nevada                     0-11550                   36-3207413
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             file Number)             Identification No.)

99 Wood Avenue South, Suite 311, Iselin, New Jersey               08830
     (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (732) 452-9556

Item 5. Other Events

On August 12, 2004, Pharmos Corporation ("Pharmos") issued a press release announcing that the U.S. Food and Drug Administration granted orphan drug designation to Pharmos' lead product candidate, dexanabinol, a neuroprotective agent that Pharmos is developing to treat severe traumatic brain injury.

A copy of Pharmos' press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)

Exhibits.

99.1  Press Release dated August 12, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of August, 2004.

                                        PHARMOS CORPORATION


                                        By:  /s/ James A. Meer
                                             -----------------
                                             Name:  James A. Meer
                                             Title: Vice President,
                                                    Chief Financial Officer